UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934





 DATE OF REPORT (Date of earliest event reported):  February 9, 1998

                     FIRST NBC CREDIT CARD MASTER TRUST
                        (Issuer of the Certificates)

                      FIRST NATIONAL BANK OF COMMERCE
            (Exact name of registrant as specified in its charter)


  UNITED STATES                 333-24023                 72-0269760
 (State or other        (Commission File Number)        (IRS Employer
 jurisdiction of                                       Identification
  incorporation)                                              Number)



                210 BARONNE ST., NEW ORLEANS, LOUISIANA  70112
              (Address of principal executive offices - Zip Code)



 Registrant's telephone number, including area code:  (504) 623-1371


                                   N/A
         (Former name or former address, if changed since last report)



 Item 7.     Financial Statements and Exhibits.
             ----------------------------------

      (c) Exhibits

  Exhibit
    No.               Document Description
 --------      -------------------------------------------------

   20.1        Monthly  Servicer's  Certificate,  Series  1997-1

   20.2        Monthly  Holders'  Statement, Series  1997-1


                        SIGNATURE




Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    FIRST NATIONAL BANK OF COMMERCE
                    -------------------------------
                         (Registrant)


                          By:    /s/ Thomas L. Callicutt,Jr.
                             --------------------------------
                              Thomas L. Callicutt, Jr.
                              First Commerce Corporation
                              Executive Vice President, Controller  and
                              Principal Accounting Officer




Dated: February 13, 1998



                             INDEX TO EXHIBITS


   Exhibit                                                        Sequential
     No.            Document Description                           Page No.
   -------   ------------------------------------------------     ----------

    20.1     Monthly  Servicer's  Certificate,  Series  1997-1         5


    20.2     Monthly  Holders'  Statement, Series  1997-1             10